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                                                                EXHIBIT 10.12(k)

                             SUBORDINATION AGREEMENT

                                      AMONG

                                  REGIONS BANK,

                           THE PURCHASERS PARTY HERETO

                                      AND

                                 CITIZENS, INC.

                           DATED AS OF JULY ___, 2004

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      SUBORDINATION AGREEMENT dated as of July __, 2004, among REGIONS BANK (the
"Bank"), each of the purchasers identified on the signature pages hereto (the "Purchasers") and CITIZENS, INC., a Colorado corporation ("Citizens").

                              Preliminary Statement

      A. The Bank has provided financing to Citizens, pursuant to a Loan Agreement dated as of March 22, 2004 (such agreement, together with all amendments, modifications, supplements and amendments and restatements, the "Loan Agreement").

      B. Pursuant to the Amendment to State Series of Series A-1 Senior Convertible Stock and Series A-2 Senior Convertible Preferred Stock (the "Certificate of Designations"), Citizens has authorized the issuance of two series of preferred stock designated as the Series A-1 Preferred Stock (as defined in the Certificate of Designations) and the Series A-2 Preferred Stock (as defined in the Certificate of Designations). The Series A-1 Preferred Stock and the Series A-2 Preferred Stock are collectively referred to herein as the "Preferred Stock". Citizens and the Purchasers have entered into a Securities Purchase Agreement dated as of ___________, 2004 (the "Securities Purchase Agreement"), whereby Citizens has agreed to sell and the Purchasers have agreed to purchase (i) certain initial units consisting of Series A-1 Preferred Stock and a warrant for shares of Common Stock (as defined in the Certificate of Designations) and (ii) a unit warrant exercisable for additional units of Series A-2 Preferred Stock and a warrant for shares of Common Stock (such Preferred Stock, and the Certificate of Designations and other agreements governing the rights of holders thereof, together with all amendments and restatements of the same, the "Citizens Equity Agreements").

      C. The Purchasers are entering into this Agreement with the Bank relating to amounts that may become due from time to time to the Purchasers from Citizens under the Citizens Equity Agreements or in respect of any stock or other equity interest of Citizens.

                                   AGREEMENT:

      NOW, THEREFORE, for good and valuable consideration and in consideration of the agreement of the parties set forth herein, the parties hereto agree as follows:

      1. All obligations of Citizens howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, are called "Liabilities". All Liabilities to the Bank under, or in connection with, the Loan Agreement are called "Senior Liabilities"; and all Liabilities to the Purchasers under, or, in connection with, the Citizens Equity Agreements are called "Junior Liabilities"; it being expressly understood and agreed that the term "Senior Liabilities," as used herein, shall include, without limitation, any and all interest accruing on any of the Senior Liabilities after the commencement of any proceedings referred to in Section 3, notwithstanding any provision or, rule of law which might restrict the rights of the Bank, as against Citizens or anyone else, to collect such interest. Senior Liabilities shall not include any amount by which the principal of the Revolving Loans (as that term is defined in the Loan Agreement and used herein) and the principal of any term loan under the Loan Agreement (if any) exceeds in the aggregate $30,000,000. All amounts due or payable to the Bank pursuant to this Agreement shall be applied first to all amounts constituting Senior

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Liabilities until all Senior Liabilities are finally paid in full in cash.
Notwithstanding the exclusion of principal of such Revolving Loans and term loan (if any) in excess of $30,000,000 from Senior Liabilities, the Purchasers shall comply with this Agreement until all Senior Liabilities are finally paid in full in cash, all as if no amounts were excluded from Senior Liabilities.

      2. Section 7.22 of the Loan Agreement is modified to provide that any payment in respect of Junior Liabilities other than in Common Stock shall not constitute a Default (as defined in the Loan Agreement) unless such payment is made in violation of this Agreement. Payments in respect of Junior Liabilities in Common Stock are and will be permitted and will not constitute a Default under the Loan Agreement. If at any time a Default (as defined in the Loan Agreement and as modified herein) under the Loan Agreement has occurred and is continuing or would result from any payment or distribution made in respect of the Junior Liabilities, the payment of all Junior Liabilities with consideration other than Common Stock and/or warrants for Common Stock shall be postponed and subordinated to the payment in full in cash of all Senior Liabilities or until such Default is cured, and no payment or other distribution whatsoever in respect of any Junior Liabilities (other than in Common Stock and/or warrants for Common Stock) shall be made, nor shall any property or assets of Citizens shall be applied to the purchase of other acquisition or retirement of any Junior Liabilities (other than in Common Stock and/or warrants for Common Stock) until all Senior Liabilities have been paid in full in cash; provided, that (a) Citizens may pay dividends in Common Stock and/or warrants for Common Stock in accordance with the terms of the Certificate of Designations as it exists on the date of this Agreement, and (b) Citizens may issue shares and/or warrants for Common Stock in exchange for or conversion of Junior Liabilities.

      3. In the event of any dissolution, winding up, liquidation, reorganization or other similar proceeding relating to Citizens or to its creditors, as such, or to its property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit or creditors, or any other marshalling of the assets and liabilities of Citizens, or any sale of all or substantially all of the assets of Citizens, or otherwise), all Senior Liabilities shall first be paid in full in cash before the Purchasers shall be entitled to receive and to retain any payment or distribution (other than in Common Stock and/or warrants for Common Stock) in respect of any of the Junior Liabilities.

      4. In the event that the Purchasers receive any payment or other distribution of any kind or character from Citizens (other than in Common Stock and/or warrants for Common Stock) or from any other source whatsoever in respect of any of the Junior Liabilities, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for the Bank and promptly turned over by the Purchasers to the Bank. Citizens will cause to be inserted in any certificate, agreement, promissory note or other instrument, which at any time, evidences any of the Junior Liabilities a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement.

      5. All payments and distributions received by the Bank in respect of the Junior Liabilities, to the extent received in, or converted into cash, may be applied by the Bank first to the payment of any and all expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Bank in enforcing this Agreement, or in endeavoring to collect, or realize


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upon any of the Junior Liabilities, or any security therefore, and any balance thereof shall, solely as among the Purchasers and the Bank, be applied by the Bank, in such order of application as the Bank may, from time to time, select toward the payment of the Senior Liabilities remaining unpaid; but, as between Citizens and its creditors, no such payment or distribution of any kind or character shall be deemed to be a payment or distribution in respect of the Senior Liabilities; and, notwithstanding any such payment or distribution received by the Bank in respect of the Junior Liabilities and so applied by the Bank toward the payment of the Senior Liabilities, the Purchasers shall be subrogated to the then existing rights of the Bank, if any, in respect of the Senior Liabilities only at such time as the Senior Liabilities shall have been finally paid in full in cash.

      6. Each of the Purchasers hereby waives with respect to the Bank:

            a. notice of acceptance by the Bank of this Agreement;

            b. notice of the existence, or creation of nonpayment of all, or any of the Senior Liabilities;

            c. notice of any renewal, extension, modification or substitution of any Senior Liabilities;

            d. demand, presentment for payment, and notice of demand, dishonor, nonpayment, non-performance or default; and

            e. all diligence in collection, or protection of, or realization upon, the Senior Liabilities, or any thereof, or any security thereof.

      7. Citizens will promptly provide to each Purchaser:

            a. notice of the existence, or creation of nonpayment of all, or any of the Senior Liabilities; and

            b. notice of any renewal, extension, modification or substitution of any Senior Liabilities.

      8. The Purchasers will not, without the prior written consent of the Bank:

            a. transfer or assign any of the Citizens Equity Agreements or any rights with respect thereto, other than transfers and assignments of Citizens Equity Agreements in which the transferee has agreed in writing prior to such transfer or assignment to be bound by the terms of this Agreement;

            b. seek to enforce any lien or security interest securing performance of any of the Junior Liabilities;

            c. convert or exchange any Junior Liabilities into or for stock or other equity interests; provided, any or all of the Junior Liabilities may be converted or exchanged into stock or other equity interests of Citizens if (i) none of such stock or other equity interest matures or

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can be redeemed for cash prior to final payment in full in cash of all Senior
Liabilities, (ii) the performance of such stock or other equity interest is not secured by any lien, security interest or collateral and does not benefit from any guarantee or sinking fund, and (iii) no dividends, other than dividends payable solely in stock or other equity interests of Citizens, are payable prior to final payment in full in cash of all Senior Liabilities unless at the time of payment of any cash dividend and after giving effect thereto no Default (as defined in the Loan Agreement and as modified herein) has occurred and is continuing or would result from such payment;

            d. commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceeding with respect to Citizens unless the Purchasers shall have given the Bank thirty days prior written notice thereof; or

            e. amend or modify the Citizens Equity Agreements in contravention of any provisions of this Agreement.

      9. This Agreement shall, in all respects, be a continuing agreement and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any of the undersigned or that, at any time, or from time to time, all Senior Liabilities may have been paid in full) until all Senior Liabilities shall have been finally paid in full in cash and the Revolving Commitment (as defined in the Loan Agreement and used herein) and term commitment (if any) each under the Loan Agreement shall have terminated.

      10. The Bank may, from time to time, at its sole discretion and without notice to the Purchasers, take any or all of the following actions:

            a. retain or obtain a security interest in any property to secure any of the Senior Liabilities;

            b. retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities;

            c. provide for a term loan to Citizens, provided that the outstandings under such term loan together with the Revolving Loans shall not, in the aggregate, exceed $30,000,000;

            d. extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities;

            e. release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligation of any nature of any obligor with respect to any such property; and

            f. amend or restate in whole or in part any of the Loan Agreement; provided that such an amendment or restatement shall not contravene any provision of this Agreement.

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      11. The Bank may, from time to time, without notice to the Purchasers, assign or transfer its interest in any or all of the Senior Liabilities; provided, however, prior to any such assignment or transfer, such assignee or transferee shall agree to be bound by the terms of this Agreement. Notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits, and be subject to the obligations, of this Agreement to the same extent as the applicable assignor or transferor.

      12. The Bank shall not be prejudiced in its rights under this Agreement by any act or failure to act of Citizens or the Purchasers, or any noncompliance of Citizens or the Purchasers with any agreement or obligation, regardless of any knowledge thereof which the Bank may have, or with which the Bank may be charged; and, no action of the Bank permitted hereunder shall, in any way, affect or impair the rights of the Bank and the obligations of the Purchasers or Citizens this Agreement.

      13. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank, of any right or remedy, shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Agreement be binding upon the Bank except as expressly set forth in writing duly signed and delivered on behalf of the Bank.

      14. The Purchasers represent and warrant to the Bank that:

            a. the execution, delivery and performance by the Purchasers of this Agreement has been duly authorized by all necessary corporate, partnership and/or limited liability company action; and

            b. this Agreement is a legal, valid and binding obligation of the Purchasers enforceable against the Purchasers in accordance with its terms, except to the extent such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      15. The Bank represents and warrants to the Purchasers that:

            a. the execution, delivery and performance by the Bank of this Agreement has been duly authorized by all necessary legal action; and

            b. this Agreement is a legal, valid and binding obligation of the Bank enforceable against the Bank in accordance with its terms, except to the extent such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      16. Citizens represents and warrants to the Bank that:


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            a. Bank has been provided with a complete and correct copy of the
Certificate of Designations of Citizens, as filed with the Colorado Secretary of State on ______________, 2004.

            b. the execution, delivery and performance by Citizens of this Agreement has been duly authorized by all necessary corporate action.

      17. This Agreement shall be binding upon the parties hereto and upon their successors and assigns; and all references herein to Citizens, the Bank and the Purchasers, respectively, shall be deemed to include any successor or assign to such entity.

      18. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of notice by mail, when received, or, in the case of facsimile notice, when received, addressed as follows or, in any case, to such other address as may be hereafter notified by the respective parties hereto.

                                              If to the Bank:

                                              Regions Bank
                                              4314 West Braker Lane, Suite 100
                                              Austin, Texas 78759
                                              Attn: Todd A. Self
                                              Telecopy: (512) 372-2301

                                              With a copy to:

                                              Winstead Sechrest & Minick P.C.
                                              1201 Elm Street, Suite 5400
                                              Dallas, Texas 75202
                                              Attn: James R. Littlejohn
                                              Telecopy: (214) 745-5390

                                              If to a Purchaser:

                                              Mainfield Enterprises, Inc.
                                              c/o Sage Enterprises Growth, Inc.
                                              660 Madison Avenue, 18th Floor
                                              New York, New York 10021
                                              Facsimile No.: (212) 651-9010
                                              Telephone No.: (212) 651-9005
                                              Attn: Mor Sagi

                                              With a copy to:

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                                          Proskauer Rose LLP
                                          1585 Broadway
                                          New York, New York 10036-8299
                                          Facsimile No.: (212) 969-2900
                                          Telephone No.: (212) 969-3000
                                          Attn: Adam J. Kansler, Esq

                                          If to a Purchaser:

                                          Portside Growth and Opportunity Fund
                                          c/o Ramius Capital Group, LLC
                                          666 Third Avenue, 26th Floor
                                          New York, NY 10017
                                          Facsimile No.: (212) 845-7995
                                          Telephone No.: (212) 845-7964
                                          Attn: Roger Anscher

                                          If to a Purchaser:

                                          Smithfield Fiduciary LLC
                                          c/o Highbridge Capital Management, LLC
                                          9 West 57th Street, 27th Floor
                                          New York, New York 10019
                                          Attn: Ari J. Storch/Adam J. Chill
                                          Facsimile No.: (212) 751-0755
                                          Telephone No.: (212) 287-4720

                                          If to a Purchaser:

                                          Steelhead Investments Ltd.
                                          c/o HBK Investments L.P.
                                          300 Crescent Court, Suite 700
                                          Dallas, Texas 75201
                                          Facsimile No.: 214-758-1207
                                          Telephone No.: 214-758-6107
                                          Attn: General Counsel

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                                          If to Citizens:

                                          Citizens, Inc.
                                          400 East Anderson Lane
                                          Austin, Texas 78752
                                          Attn: Mark A. Oliver, President
                                          Telecopy: (512) 836-9334

                                          with a copy to:

                                          Jones & Keller, P.C.
                                          1625 Broadway, 16th Floor
                                          Denver, Colorado 80202
                                          Attn: Reid A. Godbolt
                                          Telecopy: (303) 573-8133

      19. Citizens shall promptly provide Bank with a copy of all Citizens Equity Agreements.

      20. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. WHEREVER POSSIBLE, EACH PROVISION OF THIS AGREEMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS AGREEMENT SHALL BE PROHIBITED BY OR INVALID UNDER SUCH LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS AGREEMENT.

      21. THE PURCHASERS (AND, BY ACCEPTING THE BENEFITS HEREOF, THE BANK) EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, OR, UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED, OR WHICH MAY, IN THE FUTURE, BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

      THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER OF THIS AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

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CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE
NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                               [SIGNATURES FOLLOW]


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      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                          REGIONS BANK

                                          By:___________________________________
                                              Name:_____________________________
                                              Title:____________________________

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                                          CITIZENS, INC.

                                          By:___________________________________
                                              Name:_____________________________
                                              Title:____________________________

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                                          MAINFIELD ENTERPRISES, INC.

                                          By:___________________________________
                                              Name:_____________________________
                                              Title:____________________________

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                                          PORTSIDE GROWTH AND OPPORTUNITY FUND

                                          By:___________________________________
                                              Name:_____________________________
                                              Title:____________________________

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                                          SMITHFIELD FIDUCIARY LLC

                                          By:___________________________________
                                              Name:_____________________________
                                              Title:____________________________

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                                          STEELHEAD INVESTMENTS LTD.

                                          By: HBK Investments L.P.
                                          Title: Investment Advisor

                                          By:___________________________________
                                              Name:_____________________________
                                              Title: Authorized Signatory